Thornburg Florida Intermediate Municipal Fund

Annual Report
September 30, 2001

Thornburg Florida Intermediate Municipal Fund
All data as of 9.30.01

Fund Facts

Thornburg Florida Intermediate Municipal Fund
                                     A Shares
SEC Yield                             3.53%
Taxable Equivalent Yields             6.04%
NAV                                  $12.24
Max. Offering Price                  $12.49

Total Returns

(Annual Average - After Subtracting Maximum Sales Charge)

One Year                             7.01%
Five Year                            4.87%
Since Inception                      4.79%
Inception Date                     (2.1.1994)

The taxable equivalent yield assumes a 39.6% marginal federal tax rate and a 0.2% intangible tax. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.
Maximum sales charge of the Fund's Class A Shares is 2.00%. The Fund's Class C Shares were converted to Class A Shares on April 30, 1996. The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders

November 15, 2001


Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Florida Intermediate Municipal Fund. The net asset value of the fund increased by .51 cents to $12.24 during the twelve-month period ending September 30, 2001. If you were with us for the entire period, you received dividends of .55 cents per share. If you reinvested dividends, you received .56 cents per share

The last year has been an excellent period to own high quality intermediate-term municipal bonds. Market yield levels fell 2.19% on one-year and .62% on fifteen-year AA municipal bonds. This drove up the prices of most bonds held within the Thornburg Florida Intermediate Municipal Fund. Furthermore, the fact that short-term yields dropped more than long-term yields imply that the yield curve has steepened. A steeper yield curve typically increases the benefit an intermediate bond receives as it ages and moves closer to maturity.

The fund's average maturity shortened slightly over the period to 7.8 years, and will likely stay fairly constant over the next few months unless unexpected opportunities arise. While we see no short-term solution to the global economic malaise, we expect that the current aggressive monetary and fiscal policies of our government will eventually work to restore economic growth. The policies may take quite a while to have their effect, so historically low interest rates may be with us for some time.

Since the beginning of the year, yields on money market funds have dropped significantly. As of the beginning of November, the average taxable money market was yielding 2.16%. If you are an investor in the 36% federal tax bracket, that leaves you with only 1.38% after taxes! To see how your fund has performed relative to the money market fund averages, turn to the back of this report.

Your Thornburg Florida Intermediate Municipal Fund is a laddered portfolio of over 50 municipal obligations from all over the State of Florida. Approximately 88% of the bonds are rated A or better by one of the major rating agencies. We "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the diverse bond maturities contained in a ladder defuse interest-rate risk and dampen the fund's price volatility. Second, laddering gives the fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are higher. The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:

While municipals continue to be well insulated against the erosion of credit quality that has hit corporate bonds, we are cautious about the future outlook. Slowing economic growth has negatively impacted tax revenue for many issuers. The impact is more pronounced for issuers which are particularly dependent upon capital gains, stock option income, and tourism and sales tax revenue. Florida is heavily dependent upon sales tax revenue and tourism is a large component of the state's economy. Mitigating this risk is the fact that Florida has used a string of budget surpluses to build up a General Fund reserve balance of over $4 billion. The state also seems to be acting quickly to limit spending in the face of tax revenue weakness. We believe the fund is positioned well for the current environment with an average portfolio credit rating of AA and broad diversification.

Municipal bond issuance is up 46% over year 2000 levels through October. The large supply has kept municipal bonds inexpensive relative to other bonds. For example, the yields on ten-year AAA rated tax-free municipal bonds are 90% of the yields on taxable 10 year U.S. Treasury bonds as of November 9, 2001. High quality municipal bonds rarely reach these ratios. If the relationship reverts to long-term averages, then municipals should perform better than Treasury bonds going forward.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform consistently well in varying interest rate environments. Your fund has earned Morningstar's 4-star overall rating* for risk adjusted performance.

Thank you for investing in Thornburg Florida Intermediate Municipal Fund.




George Strickland
Portfolio Manager

                   % of portfolio         Cumulative %
                   maturing within     maturing by end of

                   2 years = 11%          2 years = 11%
              2 to 4 years = 13%     2 to 4 years = 23%
              4 to 6 years = 13%     4 to 6 years = 36%
              6 to 8 years = 7%      6 to 8 years = 43%
             8 to 10 years = 21%    8 to 10 years = 64%
            10 to 12 years = 12%   10 to 12 years = 76%
            12 to 14 years = 14%   12 to 14 years = 90%
            14 to 16 years = 2%    14 to 16 years = 92%
            16 to 18 years = 0%    16 to 18 years = 92%
             Over 18 years = 8%     Over 18 years = 100%

Percentages can and do vary. Data as of 9/30/01.

Past performance is no guarantee of future results.

*Morningstar proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance as of September 30, 2001. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three, five, and ten-year (if applicable) annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day US T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the fund's three, five and, ten-year (if applicable) risk-adjusted performance. The Florida Intermediate Fund received four stars for the three and five-year periods ended 9/30/01. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the last 10% receive 1 star. The Fund was rated exclusively against US-domiciled funds. The Fund was rated among 1,649 and 1,442 municipal funds for the three and five-year periods, respectively, ended 9/30/01.

Statement of assets and liabilities

Thornburg Florida Intermediate Municipal Fund        September 30, 2001


ASSETS
Investments at value (cost $26,616,521) .........................    $28,176,594
Cash ............................................................        212,728
Receivable for investments sold .................................        186,097
Interest receivable .............................................        495,019
Prepaid expenses and other assets ...............................            622
         Total Assets ...........................................     29,071,060


LIABILITIES
Payable for fund shares redeemed ................................         16,111
Accounts payable and accrued expenses ...........................         56,892
Payable to investment adviser (Note 3) ..........................          9,865
Dividends payable ...............................................         54,391
         Total Liabilities ......................................        137,259


NET ASSETS ......................................................    $28,933,801

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($28,933,801
applicable to 2,363,141 shares of beneficial interest
outstanding - Note 4) ...........................................    $     12.24

Maximum sales charge, 2.00% of offering
price (2.04% of net asset value per share) ......................           0.25
Maximum Offering Price Per Share ................................    $     12.49

See notes to financial statements.

Statement of operations

Thornburg Florida Intermediate Municipal Fund        September 30, 2001

NVESTMENT INCOME:
Interest income (net of premium amortized
of $77,336) ....................................................    $ 1,543,996

EXPENSES:
Investment advisory fees (Note 3) ..............................        142,412
Administration fees (Note 3) ...................................         35,603
Service fees (Note 3) ..........................................         69,492
Transfer agent fees ............................................         25,314
Custodian fees .................................................         28,993
Professional fees ..............................................          4,448
Accounting fees ................................................          2,678
Trustee fees ...................................................            914
Other expenses .................................................          2,821

                  Total Expenses ...............................        312,675
Less:
         Expenses reimbursed by investment adviser (Note 3) ....        (60,110)
         Expenses paid indirectly (Note 3) .....................         (4,327)
                  Net Expenses .................................        248,238

                  Net Investment Income ........................      1,295,758

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (Note 5)
Net realized gain on investments ...............................         43,943
Increase in unrealized appreciation of investments .............      1,208,653

                  Net Realized and Unrealized
                  Gain on Investments ..........................      1,252,596

                  Net Increase in Net Assets Resulting
                  From Operations ..............................    $ 2,548,354

See notes to financial statements.

Statements of changes in net assets

Thornburg Florida Intermediate Municipal Fund

                                                                         Year Ended           Year Ended
                                                                     September 30, 2001    September 30, 2000

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ................................................   $  1,295,758      $  1,286,178
Net realized gain (loss) on investments ..............................         43,943          (418,323)
Increase in unrealized appreciation of investments ...................      1,208,653           242,221

                  Net Increase in Net Assets Resulting from Operations      2,548,354         1,110,076

DIVIDENDS TO SHAREHOLDERS: ...........................................
From net investment income
Class A Shares .......................................................     (1,295,758)       (1,286,178)


FUND SHARE TRANSACTIONS (Note 4): ....................................
                  Class A Shares                                            1,805,330        (4,169,111)
                  Net Increase (Decrease) in Net Assets ..............      3,057,926        (4,345,213)

NET ASSETS: ..........................................................
         Beginning of year                                                 25,875,875        30,221,088

         End of year .................................................   $ 28,933,801      $ 25,875,875


See notes to financial statements.

Notes to financial statements

Thornburg Florida Intermediate Municipal Fund        September 30, 2001

Note 1 - Organization
Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a non-diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Global Value Fund, and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.
The Fund currently offers only one class of shares of beneficial interest, Class A shares.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended September 30, 2001 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Notes to financial statements . . . continued

Thornburg Florida Intermediate Municipal Fund

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.
General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2001, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Fund entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 2001, the Adviser voluntarily reimbursed certain class specific expenses amounting to $60,110.
The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 2001, the Distributor has advised the Fund that it earned net commissions aggregating $ 1,116 from the sale of Class A shares.
Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own resources additional expenses for distribution of the Fund's shares.
Included in the statement of operations under the caption custodian fees are expense offsets of $4,327 arising from credits on cash balances maintained on account. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Notes to financial statements . . . continued

Thornburg Florida Intermediate Municipal Fund

Note  4 - Shares of Beneficial Interest
At September 30, 2001 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $28,115,461. Transactions in shares of beneficial interest were as follows:

                                            Year Ended                     Year Ended
                                        September 30, 2001             September 30, 2000

Class A Shares                          Shares         Amount           Shares         Amount

Shares sold ....................      1,129,244    $ 13,492,405       1,166,726    $ 13,599,704
Shares issued to shareholders in
    reinvestment of dividends ..         51,794         623,638          49,310         576,003
Shares repurchased .............     (1,023,427)    (12,310,713)     (1,574,008)    (18,344,818)

Net Increase (Decrease) ........      157,611 $       1,805,330        (357,972)   $ (4,169,111)

Note 5 - Securities Transactions

For the year ended September 30, 2001, the Fund had purchase and sale transactions (excluding short-term securities) of $8,141,737 and $6,252,134, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 2001, net unrealized appreciation of investments, was $1,560,073 based on cost for Federal income tax purposes, resulting from $1,608,512 gross unrealized appreciation and $48,439 gross unrealized depreciation. Accumulated net realized losses from securities transactions included in net assets at September 30, 2001 aggregated $741,733. At September 30, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
                  2003     $         90,000
                  2004               14,000
                  2005               35,000
                  2006                7,000
                  2007                7,000
                  2008              307,000
                  2009              282,000
                           $        742,000


Financial highlights

Thornburg Florida Intermediate Municipal Fund

                                                                                Year Ended September 30,
                                                                 2001           2000          1999           1998          1997

Class A Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $       11.73  $       11.79  $       12.37  $       12.14  $       11.88
Income from investment operations:
         Net investment income .......................            0.55           0.54           0.54           0.56           0.56
         Net realized and unrealized
            gain (loss) on investments ...............            0.51          (0.06)         (0.58)          0.23           0.26

Total from investment operations .....................            1.06           0.48          (0.04)          0.79           0.82

Less dividends from:
         Net investment income .......................           (0.55)         (0.54)         (0.54)         (0.56)         (0.56)

Change in net asset value ............................            0.51          (0.06)         (0.58)          0.23           0.26

Net asset value, end of year .........................   $       12.24  $       11.73  $       11.79  $       12.37  $       12.14

Total return (a) .....................................            9.20%          4.19%         -0.36%          6.62%          7.04%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .......................            4.55%          4.60%          4.44%          4.54%          4.65%
         Expenses, after expense reductions ..........            0.89%          0.98%          0.99%          0.98%          0.83%
         Expenses, before expense reductions .........            1.10%          1.10%          1.08%          1.11%          1.13%

Portfolio turnover rate ..............................           22.99%         40.70%         35.91%         70.81%         51.48%

Net assets at end of year (000) .....................$           28,934  $      25,876  $      30,221  $      28,091  $      24,663

(a)      Sales loads are not reflected in computing total return.


Schedule of investments

Thornburg Florida Intermediate Municipal Fund        September 30, 2001

CUSIPS:  Class A - 885-215-707
NASDAQ Symbols:  Class A - THFLX


515,000                  Brevard County Tourist Development Tax Revenue Series 1993,        NR/NR              $530,944
                         6.325% due 3/1/2003 (Florida Marlins Training Facilities)
400,000                  Broward County Educational Facilities Authority Series 1994,       NR/AAA             425,944
                         5.60% due 4/1/2004 (Nova Southeastern University Project;
                         Guaranteed : Connie Lee)
25,000                   Broward County Housing Finance Authority Home Mortgage Revenue,    Aa2/BBB            7,237
                         0% due 4/1/2014
740,000                  Broward County Resource Recovery Revenue Refunding, 5.375% due     A3/AA-             784,874
                         12/1/2009
90,000                   Cape Coral  Special Obligation Revenue Prerefunded Wastewater      Aaa/AAA            94,416
                         Green, 6.00% due 7/1/2003 pre-refunded 7/1/02 @ 102
5,000                    Cape Coral  Special Obligation Revenue Unrefunded Balance, 6.00%   Aaa/AAA            5,232
                         due 7/1/2003
1,000,000                Capital Trust Agency Multifamily Housing Revenue Series A, 1.00%   Aaa/NR             1,028,470
                         due 11/1/2030 put 11/1/10  (Shadow Run Project; Collateralized:
                         FNMA)
1,000,000                Collier County School Board Certificates of Participation, 5.50%   Aaa/AAA            1,011,380
                         due 2/15/2003 (Insured: FSA)
2,705,000                Cooper City Utility Systems Capital Appreciation Refunding         Aaa/AAA            1,339,868
                         Series A, 0% due 10/1/2013 (Insured: AMBAC)
350,000                  Crossings At Fleming Island Community Development Refunding        Aaa/AAA            386,617
                         Series A, 5.60% due 5/1/2012 (Insured: MBIA)
714,000                  Crossings At Fleming Island Community Development Refunding        Aaa/AAA            785,900
                         Series B, 5.45% due 5/1/2010 (Insured: MBIA)
1,175,000                Duval County HFA Multi Family Housing Revenue Series 1996, 5.35%   NR/A               1,204,551
                         due 9/1/2006 (St. Augustine Apartments Project)
18,000                   Duval County Single Family Housing Revenue, 10.25% due 5/15/2016   Aaa/AAA            19,199
                         (Insured: FGIC)
340,000                  Escambia County Health Facilities Authority, 6.75% due 10/1/2014   NR/BBB+            351,648
                         (Baptist Hospital & Baptist Manor)
1,000,000                Escambia County Health Facility Revenue, 5.95% due 7/1/2020        Aaa/NR             1,108,200
                         (Florida Health Care Facility Loan Project) (Insured: AMBAC)
95,000                   Fort Myers Improvement Revenue, 6.00% due 12/1/2013 (Insured:      Aaa/AAA            95,246
                         AMBAC)
790,000                  Hernando County Industrial Development Revenue, 8.50% due          NR/NR              842,409
                         12/1/2014 (Florida Crushed Stone Project)
1,000,000                Hillsborough County Industrial Development Authority, 5.50% due    Aaa/AAA            1,075,560
                         8/15/2006 (University Community Hospital Inc. Project;  Insured:
                         MBIA)
210,000                  Housing Finance Agency Revenue Bonds, 5.30% due 12/1/2004          Aaa/AAA            214,469
                         (Insured: AMBAC)
915,000                  Housing Finance Authority Series 94-B, 5.70% due 10/1/2024         NR/AAA             954,821
                         mandatory put 10/1/04 (Plantation Colony Project;
                         Collateralized: FNMA)
415,000                  Housing Finance Corporation Revenue Housing D 1, 5.40% due         Aaa/NR             436,389
                         4/1/2014 (Augustine Club Apartments; Insured MBIA)
500,000                  Jacksonville Electric Authority Revenue Electric Systems           Aa3/AA-            521,335
                         Subordinated Series D, 5.30% due 10/1/2010
1,000,000                Jacksonville Health Facilities Authority Hospital Revenue, 5.75%   Aa2/NR             1,130,350
                         due 8/15/2014 pre-refunded 8/15/11
100,000                  Jacksonville Health Facilities Industrial Development Revenue,     Baa2/NR            103,937
                         6.00% due 12/1/2009 (National Benevolent Association Project)
100,000                  Jacksonville Health Facilities Industrial Development Revenue,     Baa2/NR            102,028
                         6.05% due 12/1/2010 (National Benevolent Association Project)
600,000                  Jacksonville Health Facilities Industrial Development Revenue,     Baa1/NR            645,612
                         8.00% due 12/1/2015 (National Benevolent Association Project)
300,000                  Lakeland Energy Systems Revenue Series A, 2.35% due 10/1/2035      VMIG1/NR           300,000
865,662                  Lummus Housing Development Corporation, 8.00% due 12/1/2010        NR/NR              822,379
                         (Elderly Housing, Section 8 Project)
1,000,000                Miami Dade County Special Housing Revenue Refunding, 5.80% due     A3/NR              1,033,200
                         10/1/2012
185,000                  Mirimar Wastewater Improvement Assessment Revenue, 6.00% due       Aaa/AAA            192,010
                         10/1/2002 (Insured: FGIC) (ETM)*
760,000                  Mirimar Wastewater Improvement Assessment Revenue, 6.25% due       Aaa/AAA            843,759
                         10/1/2005 pre-refunded 10/1/04 (Insured: FGIC)
100,000                  Orange County Florida School District Series B, 2.65% due          Aaa/NR             100,000
                         8/1/2025 put 10/1/01 (daily demand notes)
1,000,000                Orange County Health Facilities Authority, 6.375% due 11/15/2020   Baa1/A-            1,063,720
                         (Adventist Health Systems Project)
1,000,000                Orange County Health Facilities Authority Revenue, 6.25% due       Aaa/AAA            1,107,070
                         11/15/2008 (Hospital Adventist Health Systems Project;  Insured:
                         AMBAC)
1,000,000                Orange County Health Facilities Authority Revenue Refunding,       NR/AA              1,026,410
                         5.125% due 6/1/2014 (Mayflower Retirement Project; Insured:
                         Asset Guaranty)
440,000                  Orange County Health Facilities Authority Revenue Unrefunded       Aaa/AAA            514,853
                         Balance Ser.A, 6.25% due 10/1/2013 (Orlando Regional Hospital
                         Project; Insured: MBIA)
170,000                  Orange County Housing Finance Authority, 6.10% due 10/1/2005       NR/AAA             184,926
                         (Collateralized: FNMA/GNMA)
425,000                  Orange County Housing Finance Authority Multifamily  , 5.50% due   Aaa/NR             458,005
                         7/1/2010 (Insured: MBIA)
115,000                  Osceola County Health Facilities Revenue Series 1994, 5.75% due    Aaa/AAA            123,361
                         5/1/2004 (Evangelical Lutheran Good Samaritan Project;  Insured:
                         AMBAC)
36,000                   Osceola County Industrial Development Authority, 7.50% due         Aaa/AAA            36,502
                         7/1/2002 (Insured: AMBAC)
515,000                  Palm Beach County Industrial Development Revenue Series 1996,      NR/A+              572,742
                         6.10% due 12/1/2007 (Lourdes-Noreen McKeen-Geriatric Care
                         Project;  LOC: Allied Irish Bank)
270,000                  Palm Beach County Industrial Development Revenue Series 1996,      NR/A+              298,685
                         6.20% due 12/1/2008 (Lourdes-Noreen McKeen-Geriatric Care
                         Project;   LOC: Allied Irish Bank)
690,000                  Pensacola Airport Revenue, 6.25% due 10/1/2005 (Insured: MBIA)     Aaa/AAA            763,105
745,000                  Pinellas County Educational Facility Authority Revenue, 8.00%      NR/NR              871,821
                         due 2/1/2011 (Clearwater Christian College Project)
1,000,000                Saint Petersburg Health Facilities Authority Revenue, 7.00% due    Aaa/AAA            1,027,840
                         12/1/2015 pre-refunded 12/1/01 (Insured: MBIA)
300,000                  State Board of Education Series C, 6.00% due 5/1/2007  (ETM)*      Aaa/AA             308,400
220,000                  State Board of Education Series D, 6.20% due 5/1/2007 (Insured:    Aaa/AAA            231,460
                         MBIA) (ETM)
1,000,000                Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)                Aaa/AAA            1,089,710

                         TOTAL INVESTMENTS (Cost $26,616,521)                                               $ 28,176,594


+                        Credit ratings are unaudited.
                         See notes to financial statements.



Report of independant accountants

Thornburg Florida Intermediate Municipal Fund

To the Trustees and Shareholders of
Thornburg Investment Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Florida Intermediate Municipal Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended September 30, 1998 were audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial highlights.


PricewaterhouseCoopers LLP


New York, New York
November 8, 2001

Index Comparisons

Thornburg Florida Intermediate Municipal Fund

Index Comparison
Compares performance of Florida Intermediate Municipal Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, February 1, 1994 to September 30, 2001. On September 30, 2001, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 7.9 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

Class A
Average Annual Total Returns (at max. offering price)
(periods ended 9/30/01)
One Year:                  7.01%
Five Years:                4.87%
From Inception (2/1/94):   4.79%


Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.